January 15, 2013

Dreyfus Short-Intermediate Government Fund

Supplement to Summary and Statutory Prospectus

dated April 1, 2012

The following information supersedes and replaces the information contained in the section of the prospectus entitled "Fund Summary – Portfolio Management":

The fund's investment adviser is The Dreyfus Corporation.  Robert Bayston and Nate Pearson, CFA are the fund's primary portfolio managers, positions they have held since January 2013.  Mr. Bayston is responsible for treasury inflation protected securities and derivative strategies with Standish Mellon Asset Management Company LLC (Standish), an affiliate of The Dreyfus Corporation.  Mr. Pearson is an interest rate and derivatives strategist responsible for researching U.S. Government securities at Standish.  Messrs. Bayston and Pearson are dual employees of Standish and The Dreyfus Corporation and manage the fund as employees of The Dreyfus Corporation.

The following information supersedes and replaces the portfolio manager information contained in the section of the prospectus entitled "Fund Details – Management":

Robert Bayston and Nate Pearson, CFA are the fund's primary portfolio managers, positions they have held since January 2013.  Mr. Bayston is responsible for treasury inflation protected securities and derivative strategies with Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, which he joined in 1991.  He also has been employed by Dreyfus since September 2001.  Mr. Pearson is an interest rate and derivatives strategist responsible for researching U.S. Government securities at Standish, which he joined in 2005.  He also has been employed by Dreyfus since July 2012.  Messrs. Bayston and Pearson manage the fund as employees of Dreyfus.